INVENTORIES	9 Months Ended
Sep. 30, 2020
INVENTORIES
INVENTORIES

9.    INVENTORIES

Inventories consisted of the following:

	2019	2020
	December 31	September 30
	RMB	RMB
Raw materials	1,350,518,751	2,017,586,883
Work-in-progress	792,495,823	1,226,584,172
Finished goods	3,675,774,411	4,478,097,805
Total	5,818,788,985	7,722,268,860

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB114,104,809 and RMB157,712,021 for the nine months ended September 30, 2019 and September 30, 2020, respectively, and were recorded as cost of revenues in the unaudited condensed consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than its carrying amount due to lower photoelectric conversion efficiencies.

As of December 31, 2019 and September 30, 2020, inventories with net book value of RMB258,692,099 and RMB379,151,619 were pledged as collateral for the Group’s borrowings (Note 19).